SCHEDULE 13G

CUSIP NO. 83545R108                                          PAGE 17 OF 18 PAGES



                                                                       Exhibit I

                             JOINT FILING AGREEMENT

     This will confirm the agreement by and among the undersigned that the amendment to Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Stock, $.01 par value, of Sonic Foundry, Inc., a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of February 12, 2002



                    OMICRON PARTNERS, L.P.

                    By: OMICRON CAPITAL, L.P.,
                        Subadvisor

                        By: OMICRON CAPITAL, INC.,
                            General Partner

                        By: /s/ Olivier Morali
                        ----------------------------
                        Olivier Morali
                        Title: President



                    OMICRON CAPITAL, L.P.

                    By: OMICRON CAPITAL, INC.

                        By: /s/ Olivier Morali
                        ----------------------------
                        Olivier Morali
                        Title: President



                    OMICRON CAPITAL, INC.

                    By: /s/ Olivier Morali
                    ----------------------------
                    Olivier Morali
                    Title: President

SCHEDULE 13G

CUSIP NO. 83545R108                                          PAGE 18 OF 18 PAGES

                    /s/ Olivier Morali
                    ----------------------------
                    Olivier Morali



                    GROVE MANAGEMENT LIMITED

                    By: /s/ Oskar P. Lewnowksi
                    ----------------------------
                    Oskar P. Lewnowski
                    Title: Director



                    WINCHESTER FIDUCIARY SERVICES LIMITED

                    By: /s/ Oskar P. Lewnowksi
                    ----------------------------
                    Oskar P. Lewnowski
                    Title: Chairman



                    WINCHESTER GLOBAL TRUST COMPANY LIMITED

                    By: /s/ Oskar P. Lewnowksi
                    ----------------------------
                    Oskar P. Lewnowski
                    Title: Chairman



                    /s/ Oskar P. Lewnowksi
                    ----------------------------
                    Oskar P. Lewnowski